Exhibit 10(b)(ii)



                        COUSINS PROPERTIES INCORPORATED

                         PROFIT-SHARING TRUST AGREEMENT

                               AS EFFECTIVE AS OF

                                January 1, 1991

                                TABLE OF CONTENTS
                                -----------------


SECTION 1. DEFINITIONS..................................................... 2

SECTION 2. GENERAL..........................................................2

SECTION 3. CONTRIBUTIONS AND TRUST FUND.....................................2

SECTION 4. PLAN SPONSOR ................................................... 4
     4.1.     Powers and Duties of the Plan Sponsor.........................4
     4.2.     Liquidity Requirements....................................... 4
     4.3.     Action by the Plan Sponsor....................................5

SECTION 5. TRUSTEES........................................................ 5
     5.1.  Investment Powers............................................... 5
     5.2.     Special Rules for Investment of Fund......................... 7
     5.3.     Reports, Orders and Bond....   .............................. 9
     5.4.     Advice or Direction.......................................... 9

SECTION 6. PLAN BENEFIT AND EXPENSE DISBURSEMENTS.......................... 9

SECTION 7. ACCOUNTING BY TRUSTEE.......................................... 10

SECTION 8. EXPENSES....................................................... 11

SECTION 9. RESIGNATION OR REMOVAL OF TRUSTEE.............................. 11

SECTION 10. AMENDMENT AND TERMINATION..................................... 13
     10.1. Amendment...................................................... 13
     10.2. Termination.................................................... 13

SECTION 11. INDEMNIFICATION............................................... 13

SECTION 12. MISCELLANEOUS................................................. 14
     12.1. Headings and References........................................ 14
     12.2. Construction................................................... 14
     12.3. Spendthrift Clause............................................. 15
     12.4. Legally Incompetent............................................ 15
     12.5. Benefits Supported Only by Fund................................ 15
     12.6. Claims......................................................... 16
          12.7. Nonreversion and Exclusive Benefit........................ 16
          12.8. Merger or Consolidation................................... 17
          12.9. Qualified Domestic Relations Order........................ 17
          12.10. Reports.................................................. 18

                         COUSINS PROPERTIES INCORPORATED
                         PROFIT-SHARING TRUST AGREEMENT
                         ------------------------------





     THIS TRUST AGREEMENT, made as of this 1st day of January, 1991, between COUSINS PROPERTIES INCORPORATED, COUSINS REAL ESTATE CORPORATION, COUSINS MANAGEMENT, INC. and Robert P. Hunter, Jr., Vipin L. Patel, and Peter A. Tartikoff as the individual Trustees for this Fund;



                              W I T N E S S E T H:


     WHEREAS, the Plan Sponsor first adopted the Cousins Properties Incorporated Plan and Trust Agreement ("Plan") effective as of January 1, 1966; and

     WHEREAS, the Plan Sponsor reserved the right to amend the Plan from time to time; and

     WHEREAS, the Plan as amended and restated in its entirety effective as of January 1, 1991 provides for multiple separate trust funds as part of the Plan; and

     WHEREAS, this Trust Agreement is adopted pursuant to the Plan as so amended and restated and establishes one of such separate trust funds, which trust fund shall be a part of the Plan and which trust fund initially shall constitute a full and complete continuation of the Fund as in existence on December 31, 1990.




                                     ss. 1.

                                  DEFINITIONS
                                  -----------

     Except as otherwise expressly set forth in this Trust Agreement, all of the terms defined in the Plan shall have the same meaning in this Trust Agreement as in the Plan.



                                      ss.2.

                                     GENERAL
                                     -------

     All of the Trustee's rights, powers, duties and responsibilities of any kind or description whatsoever respecting this Fund shall be expressly set forth in this Trust Agreement. The Trustee shall have only such duties with respect to the maintenance, operation and administration of the Plan as are expressly set forth in this-Trust Agreement. No right, power, duty or responsibility of any kind or description whatsoever respecting this Fund or the maintenance, operation or administration of the Plan shall be attributed to the Trustee on account of any ambiguity or inference which might be interpreted by any person to exist in the terms of this Trust Agreement.



                                      ss. 3

                          CONTRIBUTIONS AND TRUST FUND
                          ----------------------------

     This Fund shall constitute a full and complete continuation of the Fund as in existence on December 31, 1990. All such assets of such Fund shall be held in trust in this Fund and this Fund shall continue to be a part of the Plan. The Trustee thereafter shall accept the contributions made by, or on behalf of, a Company for the Plan, and such contributions shall be held in trust and shall become part of this Fund when and as accepted by the Trustee.

     The Trustee shall have no responsibility whatsoever to inquire into or to audit the acts or omissions of any trustee who transfers the assets of the Plan to the Trustee or to make any claim or demand of any kind or description against such a trustee absent a written direction from the Plan Sponsor to do so, and the Trustee shall be indemnified and held harmless by the Plan Sponsor for any act or omission of any such other trustee unless the Trustee has actual knowledge that such act or omission violated ERISA or any other applicable law.

     The Trustee shall maintain records which shall identify the assets transferred for, and the contributions made for, the Plan and all investment gains and losses, realized and unrealized, on such assets and contributions and all disbursements made for the Plan.

     The Trustee shall not be responsible for the amount or the collection of any transfers or contributions to this Fund or for the determination of the amount or frequency of any contribution required by the Plan, ERISA or the Code and such responsibilities shall be borne solely by each Company.


                                     ss. 4.

                                  PLAN SPONSOR
                                  ------------

     4.1.  Powers and Duties of the Plan Sponsor.  The Plan Sponsor shall act on
           -------------------------------------
its own behalf and on behalf of each Company in connection with the operation and administration of this Fund. The Plan Sponsor shall advise the Trustee of such facts and issue to the Trustee such directions as reasonably may be required by the Trustee in its management of this Fund. The Plan Sponsor shall direct the Trustee as to disbursements from this Fund (which direction may at the Plan Sponsor's discretion be a continuing direction), and the Trustee shall have no responsibility to determine whether disbursements are in accordance with the Plan or otherwise proper or to see to the application of any disbursements made in accordance with any such direction.

     4.2. Liquidity  Requirements.  The Plan Sponsor shall determine anticipated
          -----------------------
liquidity requirements for the Plan to meet projected benefit payments for each calendar year and, if any adjustment from previous annual liquidity requirements is appropriate, the Plan Sponsor shall appropriately coordinate the Trustee's Fund investment policies with Plan needs.

     4.3. Action by the Plan Sponsor. Any action by the Plan Sponsor pursuant to
          --------------------------
any of the provisions of this Trust Agreement shall be communicated to the Trustee in accordance with such procedures as the Plan Sponsor deems appropriate under the circumstances.

                                     ss. 5.


                                     TRUSTEE
                                     -------

     5.1. Investment Powers.  Subject to ss.5.2, the Trustee shall have the sole
          -----------------
and exclusive power and duty to manage the investments of the assets of this Fund in accordance with ERISA and, in connection with the exercise of such power and the fulfillment of such duty, to do all things and execute such instruments as the Trustee may deem necessary or proper, including the following powers, all of which may be exercised without order of, or report to, any court:

                (a) To sell, exchange, or otherwise dispose of any property at any time held or acquired under this Fund, at public or private sale, for cash or on terms, without advertisement, including the right to lease for any term notwithstanding the period of the Plan or this Fund, and to grant options to purchase any asset of this Fund.

                (b) To vote in person or by proxy any  corporate  stock or other
          security   and  to  agree  to  or  take  any  other  action  in regard
          to  any reorganization,   merger,  consolidation,   liquidation,
          bankruptcy or other procedure or proceeding affecting any stock, bond, note or other property.

                (c) To compromise, settle or adjust any claim or demand by or against this Fund and to agree to any rescission or modification of any contract or agreement affecting this Fund.

                (d) To borrow money, and to secure the same by mortgaging, pledging, or conveying any property of this Fund.

                (e) To deposit any stock, bond, or other security in any depository or other similar institution and to register any stock, bond or other security in the name of any of his nominees, without the addition of words indicating that such security is held in a fiduciary capacity (but accurate records shall be maintained showing that such security is an asset of this Fund and the Trustee shall be responsible for the acts of such depository or nominee).

                (f) To hold cash in such amounts as may be in his opinion reasonable for the proper operation of this Fund.

                (g) To invest all monies in such stocks, bonds, securities, investment company or trust shares, mortgages, notes, choses in action, real estate and improvements on real estate, as the Trustee may select; provided no investment may be made in either "employer securities" or "employer real property" unless (1) such property constitutes "qualifying employer securities" or qualifying employer real property" (as such terms are defined for purposes of ss. 407 of ERISA) and_(2) the cost of such investments in "qualifying employer securities" allocable to this Fund as of any date does not exceed on such date the Company Contribution credited to the Accounts and suspense accounts allocable to this Fund on the date such securities were purchased.

                (h) To make such other investments as the Trustee in his discretion shall deem best without regard to any state law now or hereafter in force limiting investments of trustees or other fiduciaries.


     5.2. Special Rules for Investment of Fund.
          ------------------------------------


                (a) General. The Fund shall be invested up to 100% in the common
                    -------
          stock of the Plan Sponsor or any successor to the Plan Sponsor, except to the extent that a Participant who is an Employee exercises his right under ss. 5.2(b) of this Trust Agreement and ss. 8.1(b) of the Plan to direct the investment of his Account through a Brokerage Account. The Trustee, subject to the approval of the Plan Sponsor, shall have the right to employ a bank or brokerage house or other financial institution to take custody of all or any part of the assets of this Fund or to take such other action to provide for the safekeeping of the assets of this Fund as the Trustee deems necessary or appropriate under the circumstances.

               (b) Brokerage Account. The Trustee, if so directed by the Plan
                   -----------------
          Sponsor, shall transfer the assets of a Participant's Account or Beneficiary's Account held by this Fund to a Brokerage Account as of the first day of the calendar month which follows the date the Plan Sponsor directs the Trustee to do so. A Participant or Beneficiary upon the establishment of his Brokerage Account shall be exclusively responsible for the management of the assets of such Brokerage Account in accordance with ss. 8.1(b) of the Plan. All transaction fees, commissions and any annual maintenance fee for a Brokerage Account will be paid directly from such Brokerage Account. The Trustee shall resume the management of a Participant's Brokerage Account or a Beneficiary's Brokerage Account if directed to do so by the Plan Sponsor on the Valuation Date which first follows the date the Participant or Beneficiary converts all of his investments in his Brokerage Account to cash.

     5.3. Reports,  Orders,  and Bond. The Trustee shall not be required to make
          ---------------------------
any inventory or appraisal or report to any court, nor to secure any order of court for the exercise of any power granted to the Trustee under this Trust Agreement and shall not be required to give bond, except as required by ERISA.

     5.4.  Advice or  Direction.  The Trustee  may from time to time  request in
           --------------------
writing the advice of counsel satisfactory to the Plan Sponsor, including counsel to the Plan Sponsor, on any legal matter, including the interpretation of this Trust Agreement. The Trustee shall not be liable and shall be indemnified and held harmless by the Plan Sponsor for any action taken on the advice of such counsel or at the direction of the Plan Sponsor or for any failure to act if such action can reasonably be taken only after receipt from the Plan Sponsor of specific directions, or for failing to act, pending the receipt of such directions, when such directions are timely requested by the Trustee.



                                     ss. 6.


                     PLAN BENEFIT AND EXPENSE DISBURSEMENTS
                     --------------------------------------


     No disbursement shall be made from this Fund by the Trustee for purposes of the payment of any Plan benefits or expenses except at the direction of the Plan Sponsor, and the Trustee shall have no duty to inquire into the accuracy of such direction or its propriety in light of the provisions of the Plan, ERISA or the Code. Upon direction (which may be a continuing direction) from the Plan Sponsor as to the name of any person to whom money is to be paid from this Fund and the amount of such payment, the Trustee shall draw a check in the name of the person designated by the Plan Sponsor and deliver such check in such manner and in such amount and at such time as directed by the Plan Sponsor. If the Plan Sponsor shall deem it necessary to withhold any distribution pending compliance with any legal requirements, including the probate of a will, the appointment of a personal representative, the payment of, or provision for, estate or inheritance taxes, or for death duties or otherwise, and so instructs the Trustee, the Trustee shall thereafter take no action pending the delivery of (a) the Plan Sponsor's instructions to make such disbursement notwithstanding such requirements and (b) an agreement in a form satisfactory to the Trustee which protects the Trustee from any liability arising out of noncompliance with such requirements.



                                     ss. 7.

                              ACCOUNTING BY TRUSTEE
                              ---------------------

     After the close of each calendar year and within 60 days after receipt of the Company Contribution, the Trustee shall prepare a written report setting forth all investments, receipts and disbursements and other transactions during such calendar year. Upon the expiration of 90 days from the filing of any of the Trustee's reports with the Plan Sponsor, including a final report in the event of a discharge under ss. 9, the Trustee shall be forever relieved and discharged from any liability or accountability to anyone with respect to the propriety of his actions, except for those transactions to which the Plan Sponsor shall have filed, within such 90-day period, its written inquiry or disapproval with the Trustee, and no one shall have the right to demand or be entitled to any further or different accounting by the Trustee.



                                     ss. 8.

                                    EXPENSES
                                    --------

     All expenses of making purchases and sales of Fund assets shall be paid from this Fund. All other expenses of managing the Fund, including any taxes which may be levied or assessed against the Trustee acting on behalf of and on account of the Plan or this Fund, and all other expenses of the Plan allocable to this Fund or of this Fund shall be assessed by the Trustee in accordance with the Plan Sponsor's directions and shall be paid by each Company in accordance with such assessment.





                                     ss. 9.


                        RESIGNATION OR REMOVAL OF TRUSTEE
                        ---------------------------------


     A Trustee may resign at any time by instrument in writing delivered to the Plan Sponsor and, in such event, the Plan Sponsor will, within 60 days after receipt of such resignation, appoint a successor trustee by instrument in writing delivered to the resigning Trustee and to such successor trustee. The Plan Sponsor also at any time may remove after 60 days' written notice a Trustee and appoint a successor trustee or trustees by instrument in writing delivered to the Trustee and to such successor trustee. The Plan Sponsor in any event also shall have the right to postpone indefinitely the appointment of a successor trustee if at least one Trustee remains after any such resignation or removal. In either event, on the appointment of such successor and delivery of the successor's written acceptance of the appointment to the Plan Sponsor and to the retiring Trustee, the retiring Trustee shall promptly turn over to such successor all Fund assets held by the Trustee and (if so requested by the Plan Sponsor) shall make a final accounting to the Plan Sponsor. The successor Trustee shall have no responsibility except to receive such money and property from the retiring Trustee and to hold and administer the same thereafter in accordance with this Trust Agreement and shall not be responsible for any act or omission of the retiring Trustee, and shall not be required to make any claim or demand against the retiring Trustee unless the Plan Sponsor shall in writing request the successor trustee to make a claim of damage against such retiring Trustee within the time limit prescribed after the filing of the Trustee's final report under 7. Any such successor Trustee shall have and may exercise all the rights, powers and duties of the Trustee as fully and to the same extent as if he had originally been named a Trustee.

                                     ss. 10.

                            AMENDMENT AND TERMINATION
                            -------------------------

     10.1.  Amendment.  The Plan Sponsor reserves the right at any time and from
            ---------
time to time to amend this Trust Agreement in writing, provided that no amendment shall be made which would divert any of the assets of this Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, unless such amendment is necessary to cause the Plan or this Fund to continue to be exempt from income taxes under the Code. Further, no amendment shall increase the duties and responsibilities of the Trustee absent the Trustee's consent to such amendment.

     10.2.  Termination.  In the case of a complete termination of the Plan or a
            -----------
permanent discontinuance of contributions as described inss.9.2 of the Plan, the Trustee shall liquidate Fund investments as necessary and distribute Accounts to Participants and Beneficiaries as directed by the Plan Sponsor.

                                     ss. 11.

                                INDEMNIFICATION
                                ---------------

     Each Trustee shall (to the extent permissible under applicable law) be indemnified and held harmless by the Plan Sponsor (subject to a right of contribution against each Company) for any expenses, including legal fees, incurred in the defense of any actual or threatened legal action which arises as a result of his appointment as a Trustee, provided that he is not ultimately determined in such action to be liable for a breach of his fiduciary (as distinguished from his co-fiduciary) duty under the Plan.


                                     ss. 12.

                                 MISCELLANEOUS
                                 -------------

     12.1.  Headings and References.  The headings and subheadings in this Trust
            -----------------------
Agreement have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Trust Agreement. All references to sections and subsections shall be to sections and subsections in this Trust Agreement unless otherwise set forth in this Trust Agreement.

     12.2.  Construction.  In the  construction  of this  Trust  Agreement,  the
            ------------
masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate. This Trust Agreement shall be constructed in accordance with the laws of the State of Georgia to the extent that such laws are not preempted by federal law. This Fund is intended to be exempt from income taxation under Code S 501(a) and state income tax laws as part of a plan described in Code S 401(a) and the provisions of this Trust Agreement shall be construed and interpreted in a manner that will effectuate such intent.

     12.3.  Spendthrift Clause. Except to the extent permitted by law or S 12.9,
            ------------------
no Account, benefit, payment or distribution under this Trust Agreement shall be subject to the claim of any creditor of a Participant or Beneficiary, or to any legal process by any creditor of such person and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign (either at law or equity) all or any portion of his Account, benefit, payment or distribution under this Trust Agreement.

     12.4. Legally Incompetent.  If so directed by the Plan Sponsor, the Trustee
           -------------------
shall make payment on such direction (i) directly to an incompetent or disabled person, whether because of minority or mental or physical disability, (ii) to the guardian of such person or to the person having custody of such person, or
(iii) to any person designated or authorized under any state statute to receive such payments on behalf of such incompetent or disabled person, without further liability either on the part of the Plan Sponsor or the Trustee for the amount of such payment to the person on whose account such payment is made.

     12.5.  Benefits Supported Only by Fund. Any person having any claim for any
            -------------------------------
benefit under the Plan or this Fund shall (except to the extent required under ERISA) look solely and exclusively to the assets of this Fund for satisfaction. In no event will a Company, or any of its officers, members of its board of directors or a Trustee in his individual capacity be liable to any person whomsoever for the payment of benefits under the Plan or this Fund.

     12.6. Claims. Any payment to a Participant or Beneficiary or to their legal
           ------
representative, or heirs-at-law, made in accordance with the provisions of the Plan and this Trust Agreement shall to the extent of such payment be in full satisfaction of all claims under the Plan and this Fund against the Trustee and each Company, either of whom may require such person, his legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefore in such form as shall be determined by the Trustee or the Plan Sponsor, as the case may be.

     12.7. Nonreversion and Exclusive Benefit.
           ----------------------------------

                 (a) General. Except as provided in the Plan and in ss. 12.7(b),
                     -------
           no Company shall have any present or prospective right, claim, or interest in this Fund or in any Contribution made to the Trustee, and neither the corpus nor the income of this Fund shall be diverted to or used for any purpose other than the exclusive benefit of Participants and Beneficiaries prior to the satisfaction of all liabilities, if any, with respect to such persons.


                 (b) Return of Contributions. To the extent permitted by the
                     -----------------------
           Code and ERISA, the Company Contributions, plus any earnings and less any losses on such contributions, shall be returned by the Trustee to a Company in the event that:


                          (1) A Company Contribution is made by such Company by
                     a mistake of fact, provided such return is effected within one year after the payment of such contribution; or

                          (2) A deduction for a Company Contribution is
                     disallowed under Code ss. 404, in which event such contribution shall be returned to the Company which made such contribution within one year after such disallowance, all contributions being hereby conditioned upon being deductible under Code ss. 404.

           The Trustee shall have no obligation or responsibility whatsoever to determine whether the return of any such Company Contribution is permissible under the Code or ERISA.

     12.8. Merger or  Consolidation.  In the case of any merger or consolidation
           ------------------------
of the Plan and this Fund with, or transfer of assets or liabilities of the Plan and this Fund to, any other employee benefit plan, each person for whom an Account is maintained shall be entitled to receive a benefit from such other employee benefit plan, if it is then terminated, which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan and this Fund had been terminated.

     12.9.  Qualified  Domestic  Relations  Order.  The Trustee  shall make such
            -------------------------------------
transfers and distributions as directed by the Plan Sponsor under ss. 10.11 of the Plan in the event the Plan Sponsor or the Trustee receives a domestic relations order which the Plan Sponsor determines to be a "qualified domestic relations order" within the meaning of Code ss. 414(p).

     12.10.  Reports. The Trustee shall within the time required by law file the
             -------
reports, if any, required by applicable law respecting this Fund, but shall have no duty or responsibility to file any such reports respecting the Plan.


     IN WITNESS WHEREOF, each Company has caused this Trust Agreement to be executed by their duly authorized officers and their respective seals to be affixed to this Trust Agreement and each Trustee has signed and sealed this Trust Agreement all as of the date set forth on the first page of this Plan.


                                    COUSINS PROPERTIES INCORPORATED


(CORPORATE SEAL)                    By: /s/ Peter A. Tatikoff
                                        ---------------------
                                        Senior Vice President



                                    COUSINS REAL ESTATE CORPORATION

(CORPORATE SEAL)                    By: /s/ Peter A. Tatikoff
                                        ---------------------
                                        Senior Vice President




                                     COUSINS MANAGEMENT, INC.

 (CORPORATE SEAL)                     By: /s/ Peter A. Tatikoff
                                          ---------------------
                                          Senior Vice President

                                          /s/ Robert P. Hunter, Jr.      (SEAL)
                                          -------------------------
                                          Robert P. Hunter, Jr. as a
                                          Trustee


                                          /s/ Vipin L. Patel             (SEAL)
                                          ----------------------------
                                          Vipin L. Patel, as a Trustee



                                          /s/ Peter A. Tartikoff         (SEAL)
                                          ----------------------------
                                          Peter A. Tartikoff-, as a Trustee